UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

RENOVARO BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2259340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067
(Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between September 5, 2023 and October 5, 2023, Renovaro Biosciences Inc. (the “Company”) entered into Subscription Agreements with five investors (the “Investors”) to purchase 5% Original Issue Discount Convertible Promissory Notes (the “Notes”) for an aggregate principal amount of $2,105,264. The Company received a total of $2,000,000 in gross proceeds from the offering, taking into account the 5% original issue discount. The Notes bear an interest rate of 12% per annum and shall mature on September 5, 2024 (the “Maturity Date”). The Notes are convertible into shares of the Company’s common stock only upon the occurrence of a Qualified Offering (as defined below) or upon the Maturity Date. The Company may prepay the Note at any time.

The Notes are subject to mandatory conversion (“Mandatory Conversion”) in the event the Company closes an offering of its common stock and receives gross proceeds of not less than $10,000,000 (“Qualified Offering”). The conversion price per share of common stock in the case of a Mandatory Conversion shall be 95% of the offering price per share in the Qualified Offering, subject to a floor of $4.50 per share. In addition, if no Qualified Offering occurs prior to the Maturity Date, the Notes shall automatically convert into shares of common stock on the Maturity Date at a conversion price per share equal to the closing sale price of the common stock on the Maturity Date, subject to a floor of $4.50 per share. The floor in one of the Notes, issued on September 5, 2023 in the principal amount of $526,316, was fixed at 105% of the Nasdaq closing price of the common stock immediately preceding its issuance date.

The foregoing description of the Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to Exhibits 4.1 and 10.1 hereto, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information concerning the Company’s issuance of the Notes as set forth in Item 1.01 above is incorporated herein to this Item 2.03 by this reference.

Item 3.02 Unregistered Sales of Equity Securities

Information concerning the Company’s issuance of the Notes as set forth in Item 1.01 above is incorporated herein to this Item 3.02 by this reference.

The Notes and the shares issuable upon the conversion of the Notes are not registered under the Securities Act of the 1933, as amended (the “Securities Act”), or any state securities laws. The Notes were issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (“Regulation S”). Each Subscription Agreement contains customary representations and warranties of the Company and of each Investor, including that all Investors purchasing the Notes are not “U.S. persons” as defined by Rule 902 of Regulation S.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
4.1	Form of 5% Original Issue Discount Convertible Promissory Note	Filed herewith
10.1	Form of Subscription Agreement	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

By:	/s/ Luisa Puche
Name: Luisa Puche Title: Chief Financial Officer

Date: October 10, 2023